Exhibit 10.1

STATE OF NORTH CAROLINA

COUNTY OF HARNETT

FIRST AMENDMENT TO

EMPLOYMENT AGREEMENT

This FIRST AMENDMENT to EMPLOYMENT AGREEMENT (“Amendment”) is entered into effective as of the 23rd day of February, 2018, by and among Select Bancorp, Inc., a North Carolina business corporation (the “Company”), Select Bank & Trust Company, a North Carolina banking corporation (the “Bank”) and Lynn H. Johnson (“Employee”).

W I T N E S S E T H:

WHEREAS, Employee, the Company, and the Bank previously entered into an Employment Agreement dated as of October 3, 2014 (the “Employment Agreement”); and

WHEREAS, the parties now desire to amend the Employment Agreement as set forth herein.

NOW, THEREFORE, for and in consideration of the premises and mutual promises, covenants and conditions set forth in the Employment Agreement, the employment of Employee by the Bank and the Company, and the compensation received by Employee from the Company and Bank from time to time, and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged, the parties hereby agree as follows:

1.             EMPLOYMENT. Paragraph 1 of the Employment Agreement entitled “Employment” is hereby amended by deleting from the second sentence of such paragraph the phrase “Chief Administrative Officer” and replacing such phrase with the following new language: “Chief Operating Officer”.

2.             COMPENSATION. Paragraph 2 of the Employment Agreement entitled “Compensation” is hereby amended by deleting the first sentence of such paragraph in its entirety and replacing such sentence with the following new sentence: “For all services rendered by Employee to the Bank and the Company under this Agreement, the Bank shall pay Employee a base salary at a rate of Two Hundred and Twenty Thousand Five Hundred Fifty and 00/100 Dollars ($220,550.00) per annum.”

3.             CHANGE IN CONTROL PAYMENTS AND BENEFITS. Subparagraph 8(d) of the Employment Agreement is hereby amended by deleting from such subparagraph the phrase “two hundred percent (200%)” and replacing such phrase with the following new language: “two hundred ninety-nine percent (299%)”.

4.             REMAINDER OF EMPLOYMENT AGREEMENT. Except as expressly amended by this Amendment, the provisions of the Employment Agreement shall remain in full force and effect, in their entirety, in accordance with their terms.

5.             GOVERNING LAW. This Amendment shall be governed by and construed according to the laws of the State of North Carolina without reference to the choice of law or conflict of law provisions of such laws.

6.             BENEFIT. This Amendment shall be binding upon and shall inure to the benefit of each of the parties hereto, and to their respective heirs, representatives, successors and permitted assigns. Employee may not assign any of her rights or delegate any of her duties under this Amendment.

7.             ENTIRE AGREEMENT. As amended by this Amendment, the Employment Agreement is the final, complete and exclusive agreement of the parties with respect to the subject matter thereof and supersedes and merges all prior discussions between the parties. No modification of or amendment to this Amendment, nor any waiver of any rights under this Amendment, will be effective unless in writing and signed by each of the parties hereto.

8.             DEFINED TERMS; CAPTIONS. Except as modified and amended by this Amendment, capitalized terms in this Amendment shall have the meanings as defined by the Employment Agreement. The captions in this Amendment are for convenience only and in no way define, bind or describe the scope or intent of this Amendment.

9.             COUNTERPARTS. This Amendment may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment under seal and in such form as to be binding as of the day and year first hereinabove written.

SELECT BANCORP, INC.
SELECT BANK & TRUST COMPANY

	By:	/s/ William L. Hedgepeth, II	(seal)
Name: William L. Hedgepeth, II
Title: President and Chief Executive Officer

ATTEST:

/s/ Brenda B. Bonner
Brenda B. Bonner, Secretary

EMPLOYEE

	/s/ Lynn H. Johnson		(seal)
Lynn H. Johnson

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